SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Floating Rate Fund

Effective on September 3, 2013, the following information replaces similar disclosure contained under the “CHOOSING A SHARE CLASS” sub–heading of the “INVESTING IN THE FUND” section of the fund’s prospectus.

Class A Shares

Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.

Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares have an up-front sales charge that varies with the amount you invest:

Your investment	Front-end sales charge as a % of offering price1,2	Front-end sales charge as a % of your net investment2
Under $100,000	2.75%	2.83%
$100,000-$249,999	2.25	2.30
$250,000-$499,999	1.25	1.27
$500,000-$999,999	1.00	1.01
$1,000,000 or more	see below	see below

1	The “offering price”, the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.

2	Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.

Effective on September 3, 2013, the following information replaces similar disclosure contained under the “CHOOSING A SHARE CLASS” sub–heading of the “INVESTING IN THE FUND” section of the fund’s prospectus.

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge (”Large Order NAV Purchase Privilege”). However, you may be charged a contingent deferred sales charge (CDSC) on any shares you sell.

Effective on or about September 3, 2013, the following information replaces similar disclosure contained under the “CHOOSING A SHARE CLASS” sub–heading of the “INVESTING IN THE FUND” section of the fund’s prospectus.

For the fund, investments of $1,000,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a CDSC of 1.00% if redeemed within 18 months of purchase.

This CDSC is waived under certain circumstances (see “Policies About Transactions”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

Please Retain This Supplement for Future Reference

August 2, 2013 PROSTKR-281	Deutsche Asset & Wealth Management	.